Exhibit 23



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

ILLINOIS CENTRAL CORPORATION

    As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 17, 1995, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994, into Illinois Central Corporation's previously filed Form S-8 Registration Statements File Nos. 33-41052, 33-51924 and 33-57757.








                                                        ARTHUR ANDERSEN LLP





Chicago, Illinois
March 8, 1995